UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 20, 2005

SPORT CHALET, INC. EMPLOYEE RETIREMENT SAVINGS PLAN
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Independent Registered Public Accounting Firm.

(a) Sport Chalet, Inc. (the “Company”) received notification on September 20, 2005 in a letter dated September 13, 2005 that the independent accounting firm Holthouse Carlin & Van Trigt LLP (the “HCVT”), which audited the Company’s Employee Retirement Savings Plan’s (the “Plan”) financial statements, withdrew from the Public Company Accounting Oversight Board (the “PCAOB”).

While HCVT did not formally resign or decline to stand for re-appointment as the Plan's auditor, HCVT indicated that as a result of its withdrawal from the PCAOB, it would not be permitted to continue as the Plan's auditor. HCVT had served as the Plan’s auditor since 2003.

The reports of HCVT on the Plan's financial statements for each of the last two completed fiscal years contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through September 20, 2005, the Company had no disagreement with HCVT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of HCVT, would have caused them to make reference to such disagreement in connection with their reports for such periods.

During the two most recent fiscal years and the subsequent interim period through September 20, 2005, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company provided HCVT with a copy of the above disclosures and requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of the letter from HCVT is attached to this report as Exhibit 16.1.

(b) On September 20, 2005, the Company engaged Moss Adams LLP as the independent registered public accounting firm to audit the Plan for the year ending December 31, 2005. The engagement of Moss Adams LLP was made by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors.

During the two most recent fiscal years of the Plan and the subsequent interim period prior to engaging Moss Adams LLP, neither the Company, nor anyone on its behalf, has consulted with Moss Adams LLP regarding any of the matters regarding the Plan set forth in Item 304(a)(2)(i)-(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter of Holthouse Carlin & Van Trigt LLP regarding the change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2005	SPORT CHALET, INC. EMPLOYEE RETIREMENT SAVINGS PLAN By /s/ Howard K. Kaminsky Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary